                                                                    Exhibit 10.8

                              SECOND AMENDMENT TO
                     BENTHOS, INC. 401(K) RETIREMENT PLAN
           as Amended and Restated Effective as of November 5, 1993


     AMENDMENT adopted this 11th day of April, 1997, by Benthos, Inc. (hereinafter referred to as the "Company") :


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company has heretofore adopted a defined contribution plan known as the "Benthos, Inc. 401(k) Retirement Plan", originally effective as of July 1, 1987 and subsequently amended and restated said Plan in the form of the IDS Nonstandardized (S)401(k) Profit Sharing Plan Prototype, most recently effective as of November 5, 1993 (hereinafter referred to as the "Plan"); and

     WHEREAS, the Company has previously amended said amended and restated Plan; and

     WHEREAS, at a meeting duly held on July 12, 1996 the Board of Directors voted that a Company contribution equal to a match of 50% of the employee contribution to the 401(k) plan up to a 3% limit for the Company contribution, solely at the direction of the Company, in the fiscal year 1997, be approved; and

     WHEREAS, the Company, pursuant to Section 13.02 of the Plan, has reserved the right to amend the Plan at any time by vote of its Board of Directors; and

     WHEREAS, the Company wishes to amend further the Plan in order to clarify the foregoing July 12, 1996 amendment and to make certain other technical changes, principally relating to the limit on annual additions and the date on which distributions to a terminated participant or beneficiary may commence.

     NOW, THEREFORE, effective as of October 1, 1996 unless otherwise specified herein, the Plan is hereby amended as follows:

     1. The Amendment adopted by the Board of Directors on July 12, 1996 is clarified to reflect the Board's intent that (a) required matching contributions to the Plan be eliminated; (b) the formula for allocating discretionary matching contributions be revised; and (c) the discretionary matching contribution formula for the Plan Year beginning October 1, 1996 be set at 50% of each Participant's Salary reduction contributions that do not exceed 6% of his or her Compensation (so that the maximum matching contribution which a Participant may receive in such Plan Year is 3% of his or her Compensation). Accordingly,
Section 3.01(b)(3) of the Adoption Agreement is no longer checked, Section 3.01(b)(4)(iii) is no longer checked and Section 3.01(b)(4)(ii) now reads as follows:

     Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer may from time to time deem advisable of (ii) each Participant's Salary reduction contributions for the Plan Year that do not exceed 6% of the Participant's Compensation (as defined in Adoption Agreement Section 1.12) for the Plan Year.

     2. Section 1.19 of the Adoption Agreement is amended, effective as of the date of adoption to provide: "Plan Entry Date" means the Effective Date and the first day of each calendar quarter (i.e., January 1, April 1, July 1 and October
1).

     3. Section 1.28 of the Plan document is amended by deleting the parenthetical "(or is unable to engage in any substantial gainful activity)" from the first sentence thereof.

     4. Section 3.17 of the Adoption Agreement is amended by adding the following Addendum thereto:

     If an Excess Amount is determined to exist for any Limitation Year due to an erroneous estimate of Compensation, forfeitures, reasonable error in determining the amount of Salary reduction contributions, or such other reason as permitted by Treasury regulations,

         First, any non-deductible voluntary contributions made to any qualified retirement plan maintained by the Employer, to the extent that the return thereof would reduce such Excess Amount, shall be returned to the Participant.

         Second, any Salary reduction contributions made to any qualified retirement plan maintained by the Employer, to the extent that the return thereof would reduce such Excess Amount, shall be returned to the Participant.

         Any remaining Excess Amount shall be treated in accordance with the provisions of Section 3.17.

     5. Section 5.01 of the Adoption Agreement is amended to eliminate paragraph (c), Early Retirement, effective as of the date of adoption; provided that any Participant who has either attained age 55 or is credited with at least three Years of Service for vesting purposes shall become fully vested upon attainment of age 55. In lieu of paragraph (c), paragraph (d) is checked, so that there is no Early Retirement.

     6. Section 6.01 of the Plan document is amended by deleting the fourth sentence thereof and substituting the following therefor:

     A distribution date shall be the last day of the calendar quarter on or after retirement, death, disability, death or other termination of employment (as applicable) selected by the Participant or beneficiary.

     The Adoption Agreement, as herein modified and in effect as of the date of adoption, is attached hereto and incorporated herein.

     In all other respects the terms of the Plan remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the undersigned Company has caused this Second Amendment to be executed by its duly authorized officer as of the day and year set forth above.


                                    BENTHOS, INC.


                                    By: /s/ JOHN L. COUGHLIN
                                       ----------------------

Adoption Agreement #006
Nonstandardized Code (S)401(k) Profit Sharing Plan

The undersigned,      BENTHOS, INC.
                ---------------------------------------------------------------
("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the IDS Financial Services Inc. Defined Contribution Prototype Plan (basic plan document #01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Prototype Plan.

-------------------------------------------------------------------------------

Preamble
-------------------------------------------------------------------------------

Employer Name:        BENTHOS, INC.
              -----------------------------------------------------------------
EIN Number:           04-2381876
           --------------------------------------------------------------------
Address of Employer's Principal Office:   49 EDGERTON DRIVE
                                       ----------------------------------------
                                                       Street
NORTH FALMOUTH                    MA                        02556-2826
-------------------------------------------------------------------------------
City                             State                           Zip

Employer's Telephone Number: (508) 563-1000
                            ---------------------------------------------------
Name of Trustee:      UNION BANK & TRUST
                ---------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Employer shall be the Plan Administrator unless a different Plan Administrator is designated.

Plan Administrator Name (if other than Employer):

Name:
     --------------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------
                                     Street

-------------------------------------------------------------------------------
City                           State                            Zip

Plan Administrator's Telephone Number: (   )
                                      -----------------------------------------
-------------------------------------------------------------------------------

Article I. Definitions
-------------------------------------------------------------------------------
1.02 Custodian/Trustee.

     The Custodian/Trustee executing this Adoption Agreement will administer this Plan and Trust as Trustee.
-------------------------------------------------------------------------------
1.03 Plan.

     The name of the Plan as adopted by the Employer is:  BENTHOS, INC. 401(k)
                                                        -----------------------
       RETIREMENT PLAN
-------------------------------------------------------------------------------

     The Plan Number is: # 2      .
                        ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.07    Employee.

        The following Employees are not eligible to participate in the Plan:

        [_] (a) No exclusions.

        [X] (b) Collective bargaining employees (as defined in Section 1.07 of the Plan). [Note: If the Employer excludes union employees from the Plan, the Employer must be able to provide evidence that retirement benefits were the subject of good faith bargaining.]

        [X] (c) Nonresident aliens who do not receive any earned income (as defined in Code (S)911(d)(2)) from the Employer which constitutes United States source income (as defined in Code
                (S)861(a)(3)).

        [X] (d) Commission Salesmen.

        [_] (e) Other (specify)
                               -------------------------------------------------
                                                                               .
                ---------------------------------------------------------------

        Leased Employees. Any Leased Employee treated as an Employee under
        Section 1.31 of the Plan, is: (Choose one)

        [X] (f) Not eligible to participate in the Plan, irrespective of whether he otherwise would be eligible to participate by reason of this Adoption Agreement Section 1.07.

        [_] (g) Eligible to participate in the Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07.

        Related Employers. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07. In addition: (Choose one)

        [X] (h) No other related group member's Employees are eligible to participate in the Plan.

        [_] (i) The following nonparticipating related group member's Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07:
                ----------------------------------------------------------------
                                                                               .
-------------------------------------------------------------------------------

1.12    Compensation.

        "Compensation" includes elective contributions made by the Employer on the Employee's behalf.

        Special definition for salary reduction contributions. An Employee's salary reduction agreement, as described in Adoption Agreement Section 3.01, applies to his Compensation, as defined in this Adoption Agreement
        Section 1.12, determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions:

        [X] (a) No exceptions.

        [_] (b) The following exemptions apply:
                                               ---------------------------------

            --------------------------------------------------------------------
                                                                               .
            -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.17  Plan Year/Limitation Year.

      Plan Year means: ((a) is mandatory; (b) is optional)

      [x] (a) The 12 consecutive month period ending every September 30th     .
                                                           -------------------

      [_] (b) The first Plan Year of the Plan is (specify)
                                                          ---------------------
                                                                              .
      ------------------------------------------------------------------------

      The Limitation Year is the Plan Year.

      The Fiscal Year is the Employer's fiscal year: the 12 consecutive month
      period ending every   September 30th      .
                         ------------------------

--------------------------------------------------------------------------------

1.18  Effective Date.

      New Plan. The "Effective Date" of the Plan is                            .
                                                   -----------------------------

      Restated Plan. The restated Effective Date is      4/11/97    .  This Plan
                                                   ------------------
      is a substitution and amendment of an existing retirement plan originally established 7/1/87, amended and restated as of 10/1/91, 10/1/92 and
                  --------------------------------------------------------------
      11/5/93, although specific provisions may have a different Effective
      Date, as set forth in the First and Second Amendments.












--------------------------------------------------------------------------------

1.19  Plan Entry Date.

      "Plan Entry Date" means the Effective Date and: (Choose one)

      [_] (a) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

      [_] (b) The first day of the Plan Year.

      [x] (c) Other (specify entry dates, at least one of which must be the first day of the Plan Year) First day of each calendar quarter
                                          -------------------------------------
              (i.e., January 1, April 1, July 1 and October 1)
              -----------------------------------------------------------------

      [Note: The Employer may elect Option (b) only if the age requirement under Option (a)(1) of this Adoption Agreement Section 2.01 does not exceed
      20 1/2, if the service requirement under Option (b)(2) of this Adoption Agreement Section 2.01 does not exceed 6 months, or if Option (b)(1) under this Adoption Agreement Section 2.01 is not selected.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1.27 Hour of Service.

     The Advisory Committee will credit Hours of Service on the Basis of:
     (Choose (a) or (b))

     [x] (a) The actual method.

     [_] (b) The following equivalency method: (Choose one)

             [_] (1) Daily.

             [_] (2) Weekly.

             [_] (3) Semi-monthly payroll periods.

             [_] (4) Monthly.

--------------------------------------------------------------------------------

1.29 Service for Predecessor Employer.

     In addition to the predecessor service the Plan must credit by reason of
     Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s):
     (Choose one)

     [x] (a) No other predecessor employer.

     [_] (b) Name of Predecessor Employer(s)
                                            ------------------------------------

             ------------------------------------------------------------------.
             (Choose at least one)

             [_] (1) For purposes of participation under Article II.

             [_] (2) For purposes of vesting under Article V.

             [_] (3) Except Services credited before
                                                    ---------------------------.

             [Note: If the Employer is designating more than one predecessor employer, it may attach a schedule to this Adoption Agreement Option (b), designating additional predecessor employers and the applicable service crediting elections.]

--------------------------------------------------------------------------------

1.31 Leased Employees.  Not applicable

     If a Leased Employee is a Participant in the Plan and also participates in a defined contribution plan maintained by the leasing organization: (Choose one)

     [_] (a) The Advisory Committee will determine the Leased Employee's allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

     [_] (b) The Advisory Committee will reduce a Leased Employee's allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

             [_] (1) Must be a money purchase plan which would satisfy the definition under Section 1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.

             [_] (2) Other (specify required features of plan and, if a defined benefit plan, the method of determining this reduction)
                                                                           -----

                     -----------------------------------------------------------

                     ----------------------------------------------------------.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Article II.  Employee Participants
--------------------------------------------------------------------------------
2.01    Eligibility.

        Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions:

        (a) Age requirement.  (Choose (1) or (2))

            [X] (1) Age  19   (specify age, not exceeding 21).
                       -------

            [_] (2) No age requirement.

        (b) Service requirement. (Choose one of (1), (2) or (3); (4) applies to the non-401(k) portion of the plan and is optional in addition to the preceding elections)

            [_] (1) One Year of Service.

            [_] (2)         months (not exceeding 12) following the Employee's
                    --------
                    Employment Commencement Date.

            [X] (3) One Hour of Service.

            [_] (4) Solely for purposes of participation in the allocation of:
                    (Choose one or both)

                    [X] (i) Employer discretionary contributions (including designated qualified nonelective contributions) and Participant forfeitures.

                    [X] (ii) Employer matching contributions.
                    The service requirement of Options (1), (2) or (3), as elected, does not apply. For participation in such allocations, the service requirement is: (Choose one)

                    [X] (A)    One    (one or two) Year(s) of Service, without
                            ----------
                            an intervening Break in Service (as described in Section 2.03(A) of the Plan) if the requirement is two Years of Service.

                    [_] (B)           months (not exceeding 24) following the
                            ----------
                            Employee's Employment Commencement Date.

        Entry Date. An Employee will become a Participant, unless excluded from participation under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date) coincident with or immediately following the date the Employee completes the eligibility conditions described in Options (a) and (b) of this Adoption Agreement Section 2.01.

        [Note: If the first day of the Plan Year is the only Plan Entry Date, (i.e., Option 1.19(b) is selected): The Employer may not elect (b)(4)(B) with more than 6 months, if the Employer selects a graduated vesting schedule under Section 5.03; the Employer may not elect (b)(4)(A) with more than one Year of Service or (b)(4)(B) with more than 18 months, if the Employer selects 100% immediate vesting under Section 5.03.]

        Dual eligibility. The eligibility conditions of this Section 2.01 apply to: (Choose (c) or (d))

        [X] (c) All Employees of the Employer.

        [_] (d) Solely to an Employee employed by the Employer after           .
                                                                    -----------
                If the Employee was employed by the specified date, the Employee will become a Participant: (Choose (1) or (2))

                [_] (1) On the latest of the Effective Date, his Employment
                        Commencement Date or the date he attains age     (not to
                                                                    -----
                        exceed 21).
                [_] (2) Under the eligibility conditions in effect under the
                        Plan prior to the restated Effective Date:  (specify)
                                                                               .
                        -------------------------------------------------------
                        The eligibility condition under this Option (2) for participation in the Code (S)401(k) arrangement under this Plan is one Year of Service for Plan Years beginning after December 31, 1988. [For restated plans only]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.02  Year of Service - Participation.

      After the initial 12 consecutive month period described in Section 2.02 of the Plan, the Plan measures Years of Service and Breaks in Service under
      Article II by reference to:
      (Choose (a) or (b))

      [_] (a) The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.

      [x] (b) The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date. An Employee who receives credit for 1,000 Hours of Service during the initial 12 consecutive month period and during the first Plan Year described in this Option (b), will receive credit for two Years of Service under Article II.

--------------------------------------------------------------------------------

2.03  Break in Service - Participation.

      See Addendum #2.03

--------------------------------------------------------------------------------
Article III.  Employer Contributions and Forfeitures
--------------------------------------------------------------------------------

3.01  Amount.

      The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and discretionary contributions, as determined under this Section 3.01.

      Salary Reduction Arrangement. The Employer must contribute the amount by which the Participants have reduced their Compensation for the Plan Year, pursuant to their salary reduction agreements on file with the Advisory Committee. A reference in the Plan to salary reduction contributions is a reference to these amounts.

      Matching contributions. (Choose (a) or (b))

      [_] (a) The Employer will not make matching contributions.

      [_] (b) The Employer will make matching contributions in accordance with the formula(s) elected in this Option (b): (Choose at least one)

              [_] (1) An amount equal to      % of each Participant's Salary
                                        ------
                      reduction contributions for the Plan Year.

              [_] (2) An amount equal to      % of each Participant's Salary
                                        ------
                      reduction contributions for the Plan Year that do not
                      exceed      % of Compensation (as defined in Adoption
                            ------
                      Agreement Section 1.12) for the Plan Year; plus the following matching percentage(s) for Salary reduction contributions exceeding the specified percentage of the Participant's Compensation for the Plan Year:
                                                                   ------------.

              [_] (3) An amount equal to     % of the first $     of each
                                        -----                -----
                      Participant's Salary reduction contributions for the Plan Year; plus the following matching percentage(s) of the Participant's Salary reduction contributions for the Plan Year exceeding the specified dollar amount:

                      ----------------------------------------------------------

                      ----------------------------------------------------------

      [Note: Under Options (2) or (3), the matching percentage for any subsequent tier of reduction contributions may not exceed the matching percentage for any prior tier.]


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     [x] (4) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of: (Choose one)

             [_]   (i) the Participant's Salary reduction contributions for the
                       Plan Year.

             [x]  (ii) each Participant's Salary reduction contributions for the
                       Plan Year that do not exceed 6% of the Participant's
                                                   ----
                       Compensation (as defined in Adoption Agreement Section 1.12) for the Plan Year.

             [_] (iii) the first $________ of each Participant's Salary reduction contributions for the Plan Year.

Net profits. To make the matching contributions described in Option (b), the Employer need not have net profits.

Designated qualified nonelective contributions. The Employer, in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

Discretionary contribution. The additional amount the Employer may from time to time deem advisable.




[_] (c) Special rules for Code (S)401(k) Arrangement.

        The following rules and restrictions apply to an Employee's salary reduction agreement:(Make a selection under (1), (2), (3) and (4))

        (1) Limitation on amount. The Employee's salary reduction contributions:
            (Choose at least one)

            [x]   (i) May not exceed 20% of Compensation for the Plan Year,
                      subject to the annual additions limitation described in
                      Part 2 of Article III of the Plan.

            [_]  (ii) No maximum limitation other than the annual additions limitation.

        (2) An Employee may revoke, on a prospective basis, a salary reduction agreement: (Choose one)

            [_]   (i) Once during any Plan Year but not later than ________ of the Plan Year.

            [_]  (ii) As of any Plan Entry Date.

            [_] (iii) As of the first day of any month.

            [x]  (iv) Other (specify, but must be at least once per Plan Year)

                      First day of any payroll period.
                      ---------------------------------------------------------

        (3) An Employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date: (Choose one)

            [_]   (i) No earlier than the first day of the next Plan Year.

            [_]  (ii) As of any subsequent Plan Entry Date.

            [_] (iii) As of the first day of any month subsequent to the month in which he revoked an Agreement.

            [x]  (iv) Other (specify, but must be at least once per Plan Year following the Plan Year of revocation)
                                                            -------------------
                           First day of each calendar quarter
                      ---------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount:

            [_]   (i) As of the beginning of each payroll period.

            [_]  (ii) As of the first day of each month.

            [_] (iii) As of any Plan Entry Date.

            [x]  (iv) Other (specify, but must permit an increase or a decrease at least once per Plan Year)
                                                  ------------------------------

                   First day of each calendar quarter
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
3.04 Contribution Allocation.

     The Advisory Committee will allocate deferral contributions, matching contributions and qualified nonelective contributions in accordance with
     Section 14.06 of the Plan and the elections under this Adoption Agreement
     Section 3.04.

     Allocation Account for Matching Contributions. The Advisory Committee will allocate matching contributions to a Participant's: (Choose one)

     [_]  (i) Deferral Contribution Account.

     [x] (ii) Employer Contribution Account.

     Special Allocation Dates for Deferral Contributions/Matching Contributions. The Advisory Committee will allocate salary reduction contributions and matching contributions for each Plan Year as of the Accounting Date and as of any date specified below:

          (1) Salary Reduction Contribution:  As soon as administratively      .
                                            -----------------------------------

          (2) Matching Contributions:         possible following receipt       .
                                     ------------------------------------------

          (3) Discretionary:                  by Trustee                       .
                            ---------------------------------------------------

     As of an allocation date, the Advisory Committee will credit all salary reduction contributions relating to an Employee's salary reduction election for the relevant allocation period. For matching contributions allocable on the basis of salary reduction contributions or Participant nondeductible contributions, the Advisory Committee will apply the allocation formula in
     Section 14.06 with reference to eligible contributions credited for the allocation period.

     Method of Allocation - Discretionary Contribution. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual Employer discretionary contribution (and Participant forfeitures, if any) to the Employer Contribution Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the method selected under Option (b). If the Employer also selects Option (a), the Advisory Committee first will complete the allocation described in Option (a) and then will apply the allocation method selected under Option (b), only if Employer discretionary contributions (and Participant forfeitures) remain unallocated after the application of Option (a).

     [_] (a) Top Heavy Minimum Allocation. Under this Option (a), the Advisory
             Committee will allocate the annual Employer discretionary contributions (and Participant forfeitures) in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Solely for purposes of applying this Option (a), "Participant" means, in addition to any Participant who satisfies the requirements of Section 3.06 for the Plan Year, any other Participant who is entitled to a top heavy minimum allocation under Section 3.04(A) of the Plan. In addition, "Compensation" does not include any exclusions elected by the Employer under Adoption Agreement Section 1.12. For a Participant who became a Participant or resumed participation in the Plan during the Plan Year, Compensation under this Option (a) means Compensation for the entire Plan Year.

      [x] (b) Nonintegrated Allocation Formula. The Advisory Committee will allocate the annual Employer discretionary contributions (and Participant forfeitures) in the same amount for each Participant for the Plan Year.

      Top Heavy Minimum Allocation - Method of Compliance. The Plan will satisfy the top heavy minimum allocation requirement of Section 3.04(A):
      (Choose one)

      [x] (c) By having the Employer make any necessary additional contribution to the Participant's Account, as described in Section 3.04(A)(3) of the Plan.

      [_] (d) By guaranteeing the top heavy minimum allocation under the
              following plan(s) maintained by the Employer:                    .
                                                           ---------------------
              This Plan does not provide the top heavy minimum allocation, except the Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for Non-Key Employees covered only under this Plan and not under the other plan(s) maintained by the Employer.

      If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code (S)416.

      Related employers. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer contributions and forfeitures to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04:
                                                                Not applicable

      [_] (e) Without regard to which contributing related group member employs the Participant.

      [_] (f) Only to the Participants directly employed by the contributing
              Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating the Participant's Compensation and, if applicable, the taxable wage base applicable to the Participant, among the participating Employers.

--------------------------------------------------------------------------------

3.05 Forfeiture Allocation.

     Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04:
     (Choose one)

     [x] (a) As an Employer discretionary contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional discretionary contribution for that Plan Year.

     [_] (b) To reduce the Employer contribution (other than deferral contributions) for the Plan Year in which the forfeiture occurs.

     [Note: If the employer's Adoption Agreement provides for integration/permitted disparity, forfeitures must be allocated in accordance with the method of allocation selected by the Employer in
     Section 3.04.]

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------

        Allocation of forfeited excess aggregate contributions. In lieu of the preceding paragraph the Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09):

        [X] (c) To reduce Employer matching contributions for the Plan Year following the Plan Year for which the Employer made the matching contributions.

        [_] (d) As Employer discretionary matching contributions for the Plan
                Year following the Plan Year for which the Employer made the matching contributions, except the Advisory Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

--------------------------------------------------------------------------------

3.06    Accrual of Benefit.

        Compensation taken into account. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation under Option (b), of Adoption Agreement Section 3.04 by taking into account: (Choose one)

        [_] (a) The Employee's Compensation for the entire Plan Year.

        [X] (b) The Employee's Compensation for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

        This election regarding Compensation also applies to the allocation of the designated qualified nonelective contribution.

        Hours of Service requirement. The minimum number of Hours of Service a Participant must complete during a Plan Year in order to receive an allocation of the matching contributions, designated qualified nonelective contributions, discretionary contributions and Participant forfeitures, if any, for the Plan Year is:

        [_] (c) One Hour of Service.

        [_] (d) 1,000 Hours of Service.

        [X] (e) Other (specify, but the number may not exceed 1,000) one Hour of Service for matching contributions and 1,000 Hours of Service for designated qualified non-elective contributions, discretionary contributions and participant forfeiture.

        [X] (f) No Hour of Service requirement if the Participant terminates employment during the Plan Year on account of:

                [X] (1) Death.

                [X] (2) Disability.

                [X] (3) Early Retirement (if applicable), or attainment of
                        Normal Retirement Age in the current Plan Year or in a prior Plan Year.

        [Note: The Employer may use Option (e) to designate a different Hours of Service condition for a particular type of Employer contribution.]

        Employment Requirement. A Participant who, during a particular Plan Year, completes the Hour of Service condition selected under this Adoption Agreement Section 3.06: (Choose at least one)

        [X] (g) Will share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year without regard to whether he is employed by the Employer on the Accounting Date of that Plan Year, except for the allocation of:

                [_] (1) No exceptions.

                [_] (2) Matching contributions (including forfeitures applied to reduce Employer matching contributions).

                [X] (3) Discretionary contributions and Participant forfeitures
                        (other than forfeitures applied to reduce Employer matching contributions).

--------------------------------------------------------------------------------

     [X] (h) Will not share in the allocation for that Plan Year of the contributions (and forfeitures) to which Option (g) does not apply, as elected by the Employer, if he terminates employment with the Employer prior to the Accounting Date of that Plan Year for any reason other than:

             [_] (1) No exceptions.

             [X] (2) Death.

             [X] (3) Disability.

             [X] (4) Early Retirement (if applicable), or attainment of Normal
                     Retirement Age in the current Plan Year or in a prior Plan Year.

     Additional accrual requirements for matching contributions. If the Employer elects in Adoption Agreement Section 3.04 to allocate matching contributions on two or more allocation dates for a Plan Year, the Advisory Committee will apply the Hours of Service requirement in this Adoption Agreement Section 3.06 to each allocation period by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year. Futhermore, a Participant who satisfies the conditions described in this Adoption Agreement Section 3.06 will receive an allocation of matching contributions (and forfeitures applied to reduce matching contributions) only if the Participant satisfies the following additional condition(s):

     [X] (i) No additional conditions.

     [_] (j) The Participant does not revoke his salary reduction agreement effective during the Plan Year.

     [_] (k) The Participant is not a Highly Compensated Employee for the Plan
             Year. This Option (k) applies to: (Choose one or both options)

             [_] (1) Fixed matching contributions.

             [_] (2) Discretionary matching contributions.

     [_] (1) (Specify)__________________________________________________________
             ___________________________________________________________________
             __________________________________________________________________.

     Recharacterization. Participant nondeductible contributions are allowed only to the extent they are recharacterized pursuant to Section 14.04 of the Plan.

--------------------------------------------------------------------------------

3.15 More Than One Plan Limitation.

     If the provisions of Section 3.15 apply, the Excess Amount attributed to this Plan equals: (Choose one)

     [X] (a) The total Excess Amount.

     [_] (b) None of the Excess Amount.

     [_] (c) The product of:

             [_] (i) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code (S)415), times

             [_] (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitation of Code (S)415).

     [Note: Section 3.17 applies only to Participants who, in addition to this plan, participate in one or more qualified plans which are qualified defined contribution plans other than a Master or Prototype plan maintained by the Employer during the Limitation Year.]

--------------------------------------------------------------------------------

3.17    Special Allocation Limitation Where Employer Has Another Plan.

        The amount of Annual Additions which the Advisory Committee may allocate under this Plan on behalf of any Participant are limited in accordance with the provisions of Section 3.11 through 3.16 of the Plan, as though the other plan were a Master or Prototype plan, unless the Employer completes this section by setting forth other limitations in an addendum to the Adoption Agreement, numbered Section 3.17.

        Completion of this Section 3.17 is optional. However, if Section 3.17 of the Plan applies to an Employer, the Employer's failure to complete this section may adversely affect the qualification of the Plan the Employer maintains. See Addendum 3.17

--------------------------------------------------------------------------------

3.18    Defined Benefit Plan Limitation.

        Application of limitation.  The limitation under Section 3.18 of the
        Plan:  (Choose (a) or (b))

        [X] (a) Does not apply to the Employer's Plan because the Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

        [_] (b) Applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.18, the Employer will reduce:

                [_] (1) The Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

                [_] (2) Its contribution or allocation on behalf of the
                        Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

        [Note:  If the Employer selects (a), the remaining options in this
        Section 3.18 do not apply to the Employer's Plan.]

        Coordination with top heavy minimum allocation. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(A) of the Plan by making the following modifications:

        [_] (c) For Non-Key Employees participating only in this Plan, the top heavy minimum allocation is the minimum allocation described in
                Section 3.04(A) of the Plan: (Choose one)

                [_] (1) Without modification.

                [_] (2) By substituting "4%" for "3%," except:  (Choose one)

                        [_]  (i) No exceptions.

                        [_] (ii) Plan Years in which the top heavy ratio exceeds
                                 90%.

        [_] (d) For Non-Key Employees also participating in the defined benefit plan, the top heavy minimum is: (Choose one)

                [_] (1) As described in Section 3.04(A) of the Plan, without modification.

                [_] (2) 5% of Compensation (as determined under Section 3.04(A)
                        or the Plan) irrespective of the contribution rate of any Key Employee, except: (Choose one)

                        [_]  (i) No exceptions.

                        [_] (ii) Substituting "7 1/2%" for "5%" if the top heavy
                                 ratio does not exceed 90%.

                [_] (3) No top heavy minimum allocation. [Note: The Employer may not select this Option (3) unless the defined benefit plan satisfies the top heavy minimum benefit requirements of Code 416 for these Non-Key Employees.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Actuarial Assumptions for Top Heavy Calculation. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a definite benefit
     plan:                                                                     .
          ---------------------------------------------------------------------
     If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code 416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.
--------------------------------------------------------------------------------
3.19 Definitions - Article III.

     For purposes of Section 3.19(b), Compensation will mean all of each participant's:

     [x] (a) Section 3121(a) wages

     [_] (b) Section 3401(a) wages

     [_] (c) 415 safe-harbor compensation
--------------------------------------------------------------------------------
Article IV. Participant Contributions
--------------------------------------------------------------------------------
4.01 Participant Nondeductible Contributions.

     The Plan:

         [x] (a) Does not permit Participant nondeductible contributions.

         [_] (b) Does permit Participant nondeductible contributions, pursuant to Section 14.04 of the Plan.

                 [_] (i)   Contributions shall be received once each Plan Year.

                 [_] (ii) Contributions shall be received periodically during each Plan Year as determined by the Advisory Committee.

     Allocation dates. The Advisory Committee will allocate nondeductible contributions for each Plan Year as of the Accounting Date.

     As of an allocation date, the Advisory committee will credit all nondeductible contributions made for the relevant allocation period. A nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.
--------------------------------------------------------------------------------
Article V. Termination of Service - Participant Vesting
--------------------------------------------------------------------------------
5.01 Normal Retirement.

     Normal Retirement Age under the Plan is: (Choose one)

     [x] (a)  59-1/2  [State age, but may not exceed age 65.]
             --------

     [_] (b) The later of the date the Participant attains               (     )
                                                          --------------- -----
             years of age or the                                         (     )
                                ----------------------------------------- -----
             anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [The age selected may not exceed age 65 and the anniversary selected may not exceed the 5th.]

     Early Retirement. Means, prior to a Participant's Normal Retirement (check and complete one):

     [_] (c) the first day of the month coinciding with or next following the
             date on which a Participant attains age                  and after
                                                     ----------------
             completion of at least                  years(not to exceeding 5)
                                    ----------------
             of employment with Employer.

     [x] (d) no Early Retirement provision provided.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.03  Vesting Schedule.

      Deferral Contributions Account/Mandatory Contributions Account. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contribution Account and in his Mandatory Contributions Account.

      Employer Contribution Account. With respect to a Participant's Employer Contribution Account, the Employer elects the following vesting schedule:
      (Choose one)

      [_] (a) Immediate vesting. 100% Nonforfeitable at all times. [Note: The
              Employer must elect Option (a) if the eligibility conditions under Adoption Agreement Section 2.01(b) require 2 years of service or more than 12 months of employment.]

      [x] (b) Graduated Vesting Schedules.

                  Top Heavy Schedule                  Non-Top Heavy Schedule
                     (Mandatory)                            (Optional)

                 Years of   Nonforfeitable          Years of      Nonforfeitable
                 Service      Percentage            Service         Percentage
               ----------- ----------------       -----------     --------------
               Less than 1                        Less than 1
                              ----------                            ----------
               1..........        20%             1..........
                              ----------                            ----------
               2..........        40              2..........
                              ----------                            ----------
               3..........        60              3..........
                              ----------                            ----------
               4..........        80              4..........
                              ----------                            ----------
               5..........       100              5..........
                              ----------                            ----------
               6 or more..       100%             6..........
                                                                    ----------
                                                  7 or more..           100%


      [Note: Under Option (b), the Employer must complete a Top Heavy Schedule. The Top Heavy Schedule must satisfy either the "6-year graded" vesting standard or the "3-year cliff" vesting standard. If the Employer elects to follow the "6-year graded" standard, the percentages must equal at least 20% for year 2, 40% for year 3, 60% for year 4 and 80% for year 5, with 0% or any percentage not exceeding the percentage for year 2 permissible in the first two blanks. If the Employer elects to follow the "3-year cliff" standard, the percentages must equal at least 100% for years 3, 4 and 5, with 0% or any greater percentage permissible in the first three blanks. The Employer, at its option, may complete a Non Top Heavy Schedule. The Non Top Heavy Schedule must satisfy either the "7-year graded" vesting standard or the "5-year cliff" vesting standard. If the Employer elects to follow the "7-year graded" standard, the percentages must equal at least 20% for year 3, 40% for year 4, 60% for year 5 and 80% for year 6, with 0% or any percentage not exceeding the percentage for year 3 permissible in the first three blanks. If the Employer elects to follow the "5-year cliff" standard, the percentages must equal 100% for years 5 and 6, with 0% or any greater percentage permissible in the first five blanks. Also see Section 7.05 of the Plan.]

      Application of Vesting Schedule. The Advisory Committee will apply:
      (Choose one)

      [x] (c) The selection under Option (a) or under Option (b) in all Plan
              Years. [Note: this election is not available if the Employer selected a Non Top Heavy Schedule under Option (b).]

      [_] (d) The Top Heavy Schedule under Option (b): (Choose one)

              [_] (1) Only in a Plan Year for which the Plan is top heavy.

              [_] (2) In the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years.

      Life Insurance Investments. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is subject to the vesting election under Options (a) or (b).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.04 Cash-Out Distributions to Partially-Vested Participants/Restoration of Forfeited Accrued Benefit.

        The deemed cash-out rule described in Section 5.04(C) of the Plan:
        (Choose one)

        [_] (a) Does not apply.

        [X] (b) Will apply to determine the timing of forfeitures for 0% vested
                Participants.

        A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

--------------------------------------------------------------------------------

5.08    Included Years of Service - Vesting.

        The Employer specifically excludes the following Years of Service:
        (Choose at least one)

        [X] (a) None other than as specified in Section 5.08 (a) of the Plan.

        [_] (b) Any Year of Service before the Participant attained the age of
                ________________ (_______).  [Note:  The age selected may not exceed 18.]

        [_] (c) Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

--------------------------------------------------------------------------------

Article VI.  Time and Method of Payments of Benefits

--------------------------------------------------------------------------------

        Code (S)411(d)(6) Protected Benefits. The elections under this Article VI may not eliminate Code (S)411(d)(6) protected benefits. To the extent the elections would eliminate a code (S)411(d)(6) protected benefit, see
        Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the PLan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

--------------------------------------------------------------------------------

6.01    Time of Payment of Accrued Benefit.

        Nonforfeitable Accrued Benefit Not Exceeding $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (Choose one)

        [_] (a) The first distribution date is the ________ Plan Year beginning after the Participant's Separation from Service.

        [X] (b) The first distribution date following the Participant's
                Separation from Service.

        Nonforfeitable Accrued Benefit Exceeds $3,500.  See the elections under
        Section 6.03.

        Disability. The distribution date, subject to the limitations of Section 6.01(A)(3), is determined in accordance with Paragraphs (1) and (2) under Section 6.01(A) of the Plan.

        Hardship.  (Choose one)

        [X] (c) The Plan does not permit a hardship distribution to a Participant who has separated from Service.

        [_] (d) The Plan permits a hardship distribution to a Participant who has separated from Service in accordance with the hardship distribution policy stated in Section 6.01(A)(4) of the Plan.

--------------------------------------------------------------------------------

6.02    Method of Payment of Accrued Benefit.  The Advisory Committee will apply
        Section 6.02 of the Plan with no modifications.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.03 Benefit Payment Elections.

     Participant Elections After Termination of Employment. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit:
     (Choose at least one)

     [_] (a) As of any distribution date, but not earlier than the first
             distribution date of the                       Plan Year following
                                      ---------------------
             the Participant's Separation from Service.

     [X] (b) As of any distribution date after the close of the Plan Year in which the Participant attains Normal Retirement Age. A Participant who has a Separation from Service also may elect to commence distribution as of the following date(s): (Choose at least one)

             [_] (1) No other election options.

             [X] (2) Any distribution date following his Separation from Service with the Employer.

             [_] (3) Any distribution date in the              Plan Year(s)
                                                  ------------
                     following his Separation from Service.

             [_] (4) Any distribution date in the Plan Year after the
                     Participant incurs             Break(s) in Service (as
                                        -----------
                     defined in Article V).

             [_] (5) Any distribution date following attainment of age         .
                                                                       --------

             [_] (6) (Specify)
                               -------------------------------------------------
                                                                               .
                     ----------------------------------------------------------

     [_] (c) (Specify)
                       ---------------------------------------------------------
                                                                               .
             ------------------------------------------------------------------

     The distribution events described in the election(s) made under Options
     (a), (b) or (c) apply equally to the Deferral Contributions Account and to the Employer Contribution Account, unless otherwise specified in Option
     (c).

     Participant Elections Prior to Separation from Service-Employer Contribution Account. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Employer Contribution Account prior to his Separation from Service: (Choose at least one of (d) through (h)).

     [_] (d) No distribution options prior to Separation from Service.

     [X] (e) Attainment of Specified Age. Until he retires, the Participant has a continuing election to receive all or any portion of his Employer Contribution Account after he attains:

             [_] (1) Normal Retirement Age.

             [X] (2) 59-1/2 years of age and is 100% vested in his Accrued
                     Benefit.

     [_] (f) After a Participant has participated in the Plan for a period of not less than 5 years and he is 100% vested in his Accrued Benefit, until he retires, the Participant has a continuing election to receive all or any portion of his Accrued Benefit.

     [_] (g) Hardship. A Participant may elect a hardship distribution prior to his Separation from Service in accordance with the hardship distribution policy:

             [_] (1) Under Section 6.01(A)(4) of the Plan.

             [_] (2) Under Section 14.11 of the Plan.

             [_] (3) Provided in the addendum to this Adoption Agreement, numbered Section 6.03.

     In no event may a Participant receive a hardship distribution under this Option (g) before he is 100% vested in his Employer Contribution Account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     [_] (h) (Specify)__________________________________________________________
             __________________________________________________________________.

     [Note: The Employer may use an addendum, numbered 6.03, to provide additional language authorized by Options (b)(6), (c), (g)(3) or
     (h) of this Adoption Agreement Section 6.03.]

     Participant Elections Prior to Separation from Service - Deferral Contributions Account. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account prior to his Separation from Service: (Choose at least one)

     [_] (i) No distribution options prior to Separation from Service.

     [X] (j) Until he retires, the Participant has a continuing election to receive all or any portion of his Deferral Contributions Account after he attains:

             [_] (1) The later of Normal Retirement Age or age 59 1/2.

             [X] (2) Age 59 1/2 (at least 59 1/2).

     [X] (k) Hardship. A Participant may elect a hardship distribution prior to this Separation from Service in accordance with the hardship distribution policy under Section 14.11 of the Plan.

     Sale of trade or business/subsidiary. If the Employer sells substantially all of the assets (within the meaning of Code (S)409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code(S)409
     (d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions
     Account: (Choose one)

     [_] (l) Only as described in this Adoption Agreement Section 6.03 for distributions prior to Separation from Service.

     [X] (m) As if he has a Separation from Service. After March 31, 1988, a distribution authorized solely by reason of this Option (m) must constitute a lump sum distribution, determined in a manner consistent with Code (S)401(k)(10) and the applicable Treasury regulations.

--------------------------------------------------------------------------------
6.04 Annuity Distributions To Participants And Surviving Spouses.

     The annuity distribution requirements of Section 6.04: (Choose one)

     [X] (a) Do not apply to any Participant, except a Participant described in
             Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

     [_] (b) Apply to all Participants.

--------------------------------------------------------------------------------
Article VIII. Participant Administrative Provisions
--------------------------------------------------------------------------------
8.02 No Beneficiary Designation.

     If the Employer wishes to override the priority of Section 8.02, it must attach an addendum to this Adoption Agreement, numbered Section 8.02, which states the priority of Beneficiaries in the absence of a Participant designation. If the Employer elects Option (a) under Adoption Agreement
     Section 6.04, the Employer may not elect an alternate priority under this Adoption Agreement Section 8.02 unless the Participant's surviving spouse is first in the order of priority.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.10  Participant Direction of Investment.

      [_] (a) A Participant has no right to direct the investment of assets comprising the Participant's individual Account.

      [x] (b) A Participant has the right to direct the Trustee with respect to the investment or re-investment of assets comprising the Participant's individual Account pursuant to Sections 4.03, 8.10 and 10.03(A) of the Plan except for the following amounts:

              [x] (1) No exceptions

              [_] (2) Those amounts attributable to the Participant's Employer
                      Contribution Account.

-------------------------------------------------------------------------------

Article IX. Advisory Committee - Duties With Respect to Participant's Accounts
-------------------------------------------------------------------------------

9.04  Loans To Participants.

      [x] (a) Loans may be made to any active Participant pursuant to the loan policy described in Section 9.04 of the Plan.

      [_] (b) Loans to Participants shall not be made.

-------------------------------------------------------------------------------

9.11  Allocation and Distribution of Net Income Gain or Loss.

      Pursuant to Section 14.12, to determine the allocation of net income, gain or loss:

      [x] (a) For salary reduction contributions, the Advisory Committee will:
              (Choose one)

              [_] (1) Apply Section 9.11 without modification.

              [x] (2) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(a).

      [x] (b) For matching contributions, the Advisory Committee will: (Choose one)

              [_] (1) Apply Section 9.11 without modification.

              [x] (2) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(b).

      [x] (c) For Participant nondeductible contributions, the Advisory
              Committee will: (Choose one)

              [_] (1) Apply Section 9.11 without modification.

              [x] (2) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(c).

-------------------------------------------------------------------------------

Article XI.   Provisions Relating to Insurance and Insurance Company
-------------------------------------------------------------------------------

11.01 Insurance Benefit.

      The Plan is: (Choose one)

      [x] (a) Not exempt from the incidental insurance benefit percentage limitations.

      [_] (b) Exempt from the incidental insurance benefit percentage limitations by restricting the purchase of life insurance only from Employer contributions accumulated in the Participant's Account for at least two years.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective Date Addendum (Restated Plans Only)
--------------------------------------------------------------------------------

The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is earlier than January 1, 1989, and a different restated effective date applies to at least one of the provisions listed in this addendum.

Identification of special effective dates. In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (Choose whichever elections apply)

     [_] (a) Compensation definition. The Compensation definition of Section
             1.12 (other than the $200,000 limitation) is effective for Plan Years beginning after _____________ . [Note: May not be effective later than the first day of the first Plan Year beginning after the Employer executes this Adoption Agreement to restate the Plan for the Tax Reform Act of 1986.]

     [_] (b) Eligibility conditions. The eligibility conditions specified in Adoption Agreement Section 2.01 are effective for Plan Years beginning after __________________ . [Note: The date specified may not be later than December 31, 1988.]

     [_] (c) Suspension of Years of Service. The suspension of Years of Service rule elected under Adoption Agreement Section 2.03 is effective for Plan Years beginning after _________________ . [Note: The date specified may not be later than December 31, 1988.]

     [_] (d) Contribution/allocation formula. The contribution formula elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning after _________________ . [Note: The date specified may not be later than December 31, 1988.]

     [_] (e) Elimination of net profits. The requirement for the Employer not to have net profits to contribute to this Plan is effective for Plan Years beginning after ________________ . [Note: The date specified may not be earlier than December 31, 1985.]

     [_] (f) Vesting Schedule. The vesting schedule elected under Adoption
             Agreement Section 5.03 is effective for Plan Years beginning after December 31, 1988.

     [_] (g) Allocation of Earnings. The special allocation provisions elected under Adoption Agreement Section 9.11 are effective for Plan Years beginning after _______________ .

     For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Execution Page

--------------------------------------------------------------------------------

The Trustee, by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee signified its acceptance, on this 11th day of April, 1997.


Attest:                              By:  [SIGNATURE]
         -----------------------          -----------------------------
                                          "Employer"

Accepted:        4/11/97             [SIGNATURE]
           ---------------------     ------------------------------
           (Date)                    "Plan Administrator"

Accepted:        4/11/97             [SIGNATURE]
           ---------------------     ------------------------------
           (Date)                    "Trustee"

--------------------------------------------------------------------------------

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Prototype Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer assigns to its Plan for ERISA reporting purposes.

Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor's intended meaning of any plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: IDS Financial Services Inc, IDS Tower 10, Minneapolis, MN 55440, (612)671-2608.

Reliance on Opinion Letter. The adopting employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the employer must apply to the appropriate key district office for a determination letter. This adoption agreement may be used only in conjunction with basic plan document #01.


        ------------------------------------------------------------------------
        IDS Financial Services Inc. and its sales representatives are not authorized to give advice as to the legal aspects of adoption of the Plan by you and its effect upon you and your Employees. The Plan is a legal instrument and its adoption will result in legal consequences to both the Employer and his or her Employees, some of which may be beneficial or adverse to the interest of both parties. You should therefore consult your own legal counsel and tax adviser before adopting this Plan.
        ------------------------------------------------------------------------





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                                      20

                                Addendum #2.03

2.03 Break in Service - Participation
-------------------------------------

        (a) A Participant whose employment has terminated and who recommences employment without incurring a Break in Service shall be eligible to participate immediately in the Plan as of the date on which he first subsequently renders an Hour of Service.

        (b) A Participant who has terminated employment and incurred a Break in Service will be eligible to commence Deferral Contributions immediately upon his re-employment.

        (c) (i) For purposes of determining the eligibility of a re-employed former Participant who has incurred a Break in Service to share in Employer matching contributions, designated qualified nonelective contributions, discretionary contributions and allocation of Participant forfeitures, Years of Service prior to the Break in Service will not be taken into account until the former Participant has completed a Year of Service after returning to employment. The Employee will receive credit for a Year of Service following re-employment if, during the 12-consecutive month period beginning on the Employee's "re-employment commencement date" the Employee is credited with 1,000 Hours of Service. If the Participant fails to complete 1,000 Hours of Service within such period, the re-employed Participant will be credited with a Year of Service if, during any Plan Year beginning with the Plan Year which includes the first anniversary of the "re-employment commencement date", he or she is credited with 1,000 Hours of Service.

        (ii) The "re-employment commencement date" is the first day on which the employee is credited with an Hour of Service for the performance of duties after the first eligibility computation period in which the Employee incurs a one year Break in Service.

        (iii) If a former Participant who has incurred a Break in Service completes a Year of Service in accordance with this paragraph (c), his or her eligibility to share in Employer matching contributions, designated qualified nonelective contributions, discretionary contributions and allocation of Participant forfeitures will begin as of first Entry Date following the completion of such Year of Service.

                                Addendum #3.17


3.17 If an Excess Amount is determined to exist for any Limitation Year due to an erroneous estimate of Compensation, forfeitures, reasonable error in determining the amounts of Salary reduction contributions, or such other reason as permitted by Treasury regulations,

     First, any non-deductible voluntary contributions made to any qualified retirement plan maintained by the Employer, to the extent that the return thereof would reduce such Excess Amount, shall be returned to the Participant.

     Second, any Salary reduction contributions made to any qualified retirement plan maintained by the Employer, to the extent that the return thereof would reduce such Excess Amount, shall be returned to the Participant.

     Any remaining Excess Amount shall be treated in accordance with the provisions of Section 3.17.

--------------------------------------------------------------------------------
Income Gain or Loss Addendum to Adoption Agreement
--------------------------------------------------------------------------------

(Use this Addendum for plans using Non-standardized Adoption Agreement #006, with daily participant accounting)

Pursuant to Section 9.11 of this Adoption Agreement, the Advisory Committee shall determine the allocation of net income gain or loss according to the following method:

The shares/units held by each investment account are valued daily by multiplying the number of shares/units by the value of each respective share/unit as of the end of that business day. For each business day on which a valuation is performed, this value reflects market gains or losses for that business day.


This Addendum shall apply to Section 9.11(a)

This Addendum shall apply to Section 9.11(b)

This Addendum shall apply to Section 9.11(c)


The Employer has adopted this Addendum on this 11th
                                               ____
day of April, 1997.
       _____    __
                                        /s/ John L. Coughlin
                                        --------------------------------------
                                        Employer


                                             4/11/97
                                        --------------------------------------
                                        Date




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